UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2016

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35684	35-2456698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 18, 2016 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of March 10, 2016 (the “Merger Agreement”), by and between Horizon Bancorp, an Indiana corporation (“Horizon”), and LaPorte Bancorp, Inc., a Maryland corporation (“LaPorte Bancorp”), with the merger of LaPorte Bancorp with and into Horizon, with Horizon as the surviving entity, being effective as of 12:01 a.m. on July 18, 2016 (the “Effective Time”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 18, 2016, pursuant to the Merger Agreement, LaPorte Bancorp was merged into Horizon, with Horizon as the surviving entity (the “Merger”). Immediately following the Merger, The LaPorte Savings Bank, an Indiana chartered savings bank that was wholly owned by LaPorte Bancorp, was merged into Horizon Bank, National Association (“Horizon Bank”), a national association wholly owned by Horizon, with Horizon Bank as the surviving entity.

Under the terms of the Merger Agreement, LaPorte Bancorp stockholders were entitled to elect the form of merger consideration to be received in the transaction.  Each stockholder who submitted a completed Letter of Election and Transmittal prior to the election deadline of July 8, 2016 (the “Election Deadline”) had the ability to elect to receive for each share of LaPorte Bancorp common stock either (a) 0.629 shares of Horizon common stock or (b) $17.50 in cash (the “Merger Consideration”).  However, all elections were subject to certain allocation procedures set forth in the Merger Agreement to ensure that 65% of the outstanding shares of LaPorte Bancorp received shares of Horizon common stock and 35% of the outstanding shares of LaPorte Bancorp received cash.

Based on 5,580,115 shares of LaPorte Bancorp common stock outstanding immediately prior to the effective time of the Merger, the election results are as follows:

•	holders of approximately 1,120,288 shares of LaPorte Bancorp common stock (approximately 20.1% of outstanding shares) validly elected to receive the stock consideration;

•	holders of approximately 3,878,856 shares of LaPorte Bancorp common stock (approximately 69.5% of outstanding shares) validly elected to receive the cash consideration; and

•	holders of approximately 580,971 shares of LaPorte Bancorp common stock (approximately 10.4% of outstanding shares) did not make a valid election.

Applying the allocation and proration procedures specified in the Merger Agreement to these election results:

•	LaPorte Bancorp stockholders who made a valid election to receive the stock consideration for their shares of Horizon common stock will receive only the stock consideration;

•
LaPorte Bancorp stockholders who made a valid election to receive the cash consideration for their shares of LaPorte Bancorp common stock will receive a combination of cash and Horizon common stock.  For such stockholders, approximately 49.6% percent of their LaPorte Bancorp shares will convert into the cash consideration and approximately 50.4% of their LaPorte Bancorp shares will convert into the stock consideration; and

•	LaPorte Bancorp stockholders who did not make a valid election will receive only the stock consideration for their LaPorte Bancorp shares.

LaPorte Bancorp stockholders who did not make a valid election will receive a letter of transmittal to surrender their LaPorte Bancorp stock certificates, if applicable, in exchange for the Merger Consideration each stockholder is entitled to receive.

No fractional shares of Horizon common stock were issued in the Merger and any fractional share of Horizon common stock will be paid at the rate of $25.16 per share, which was the average of the daily closing sales prices of a share of Horizon’s common stock, rounded to the nearest cent, during the fifteen consecutive trading days immediately preceding the second business day prior to the Closing Date.

At the Effective Time, each vested and unvested option to purchase LaPorte Bancorp common stock issued by LaPorte Bancorp prior to the Election Deadline was canceled and the holder thereof received the right to receive a cash payment equal to $17.50 minus the option exercise price. Additionally, at the Effective Time, each restricted stock award issued that was outstanding at the Effective Time, vested in full and such shares were converted into the right to receive the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to LaPorte Bancorp’s Current Report on Form 8-K filed on March 14, 2016 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, LaPorte Bancorp no longer fulfills the listing requirements of the NASDAQ Stock Market (“NASDAQ”).  On July 15, 2016, LaPorte Bancorp notified NASDAQ that trading in LaPorte Bancorp common stock should be suspended and the listing of LaPorte Bancorp common stock should be removed, in each case prior to market open on July 18, 2016.  NASDAQ has filed a notification of removal from listing of LaPorte Bancorp common stock on Form 25 with the Securities and Exchange Commission.  Horizon, as successor to LaPorte Bancorp, intends to file a Form 15 with respect to the LaPorte Bancorp common stock requesting the deregistration of the LaPorte Bancorp common stock under Section 12 of the Securities Exchange Act of 1934 and the suspension of LaPorte Bancorp’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, LaPorte Bancorp’s directors and executive officers ceased serving in such capacities.  At the Effective Time, Michele M. Thompson, Director, President and Chief Financial Officer of LaPorte Bancorp, was appointed as a director of Horizon and Horizon Bank.

Item 8.01	Other Events

In connection with the completion of the Merger discussed in Item 2.01 above, Horizon and LaPorte Bancorp issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Horizon Bancorp and LaPorte Bancorp, Inc., dated March 10, 2016

99.1	Joint Press Release issued on July 18, 2016

*	Incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed on March 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON BANCORP, AS SUCCESSOR TO LAPORTE BANCORP, INC.
DATE: July 18, 2016	By:	/s/ Craig M. Dwight
Craig M. Dwight
Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Horizon Bancorp and LaPorte Bancorp, Inc., dated March 10, 2016

99.1	Joint Press Release issued on July 18, 2016

*	Incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed on March 14, 2016.